FIDUCIARY MANAGEMENT ASSOCIATES - LARGE CAPITALIZATION GROWTH PORTFOLIO 500 PLAZA DRIVE, SECAUCUS, NJ 07094, (201) 319-4000


SEMI-ANNUAL REPORT
MARCH 31, 1997
(UNAUDITED)



LETTER TO SHAREHOLDERS
FIDUCIARY MANAGEMENT ASSOCIATES - LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

May 9, 1997

Dear Shareholder:

We are pleased to provide the first semi-annual report for the Fiduciary Management Associates--Large-Capitalization Growth Portfolio. Shown below are the Portfolio's total returns from inception (May 2, 1996) through March 31, 1997. For comparison, we've also shown the return for the S&P 500 Stock Index, a common measure of the broad stock market, during the same time period.

INVESTMENT RETURNS
                                    TOTAL RETURNS
                           FOR PERIODS ENDED MARCH 31, 1997
                                           SINCE INCEPTION
                              6-MONTHS      (MAY 2, 1996)
                           -------------   ----------------
FMA - LARGE-CAP PORTFOLIO      11.75%           23.83%
S&P 500 STOCK INDEX            11.24%           19.82%


THE S&P 500 IS UNMANAGED.


MARKET REVIEW
In 1994, the Federal Reserve engaged in a steady stream of rate increases and spoiled the party for the bond and equity markets. By their action at that time the Fed checked any budding inflationary tendencies and helped control subsequent gross domestic product (GDP) growth within a manageable 2% to 3% range. This laid the groundwork for the excellent stock market experience of 1995 and 1996.

We believe that the market has learned nothing from this experience. It seems to us that the Fed is once more doing exactly the right thing, i.e. raising rates, if the so-called new paradigm of moderate growth and moderate inflation is to be extended towards the next century. Yet, the markets have the jitters.

Certainly, with the market's price earnings multiple now at 17 times earnings, we do not want to suggest that the equity markets will repeat the pace of advance seen since 1994. But, with hindsight, we can see that good earnings gains, in concert with low inflation, have justified such a market climb, and this combination continues to underpin current valuations.

We see no fundamental reason for equities not continuing to provide an acceptable average annual return (approximately 10% or slightly greater) in the period ahead. Equally important, we will be very disappointed if there is any pullback greatly exceeding 10% during this time frame unless the market goes through a bout of euphoria in the interim. While we expect increased volatility, we hope to take advantage of buying opportunities brought about by market fluctuations. In addition, we will also be watching the strength of the U.S. dollar, which will surely negatively impact the reported earnings of certain companies.

INVESTMENT STRATEGY
We continue to keep between 25-30% of Portfolio assets in technology stocks. Admittedly, we are not alone in extolling the virtues of such world leaders as Intel and Microsoft. Nevertheless, we feel confident that such companies still have their best days ahead of them as the world in the next century will be driven even more by technologies that already permeate our daily lives.

Similarly, we feel that many premier financial growth companies with dominant industry positions are relatively undervalued at present. We can envisage the potential for such companies trading up to higher relative price/earnings multiples and continue to hold approximately 20-25% of our portfolios in this area as our second point of emphasis. Interestingly, if economic growth should falter and interest rates come down, holdings in this sector could also prove to be a useful portfolio counterpoint to some earnings disappointments elsewhere.

Beyond these two groups, our selections cover a broad range of companies such as Philip Morris and UAL, and drug stocks like Pfizer and Merck. Indeed, in recognition of the mature nature of this bull market, we have been diversifying more broadly among stocks than might normally be the case.

We appreciate your investment in the FMA-Large Capitalization Growth Portfolio and look forward to reporting further developments in the future.

Sincerely,


Alden M. Stewart
President


1



TEN LARGEST HOLDINGS
MARCH 31, 1997 (UNAUDITED)
FIDUCIARY MANAGEMENT ASSOCIATES - LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                  VALUE     PERCENT OF NET ASSETS
------------------------------------------------------------------------
Intel Corp.                          $1,043,437            6.9%
Microsoft Corp.                         623,475            4.2
Walt Disney Co.                         613,200            4.1
Norwest Corp.                           587,375            3.9
Federal National Mortgage Assn.         549,100            3.7
Merck & Co., Inc.                       547,625            3.7
General Electric Co.                    456,550            3.1
Merrill Lynch & Co., Inc.               446,550            3.0
Coca-Cola Co.                           424,650            2.8
Philip Morris Cos., Inc.                422,263            2.8
                                     $5,714,225           38.2%


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PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)
FIDUCIARY MANAGEMENT ASSOCIATES - LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES           VALUE
-------------------------------------------------------------------------
COMMON STOCKS-97.1%
CONSUMER PRODUCTS & SERVICES-38.2%
AIRLINES-2.4%
Northwest Airlines Corp. Cl.A Cl.A (a)            4,000       $  150,500
UAL Corp. (a)                                     3,300          213,675
                                                              -----------
                                                                 364,175

APPAREL-1.0%
Nike, Inc. Cl.B                                   2,300          142,600

BEVERAGES-3.8%
Coca-Cola Co.                                     7,600          424,650
PepsiCo, Inc.                                     4,500          146,813
                                                              -----------
                                                                 571,463

COSMETICS-2.2%
Gillette Co.                                      4,600          334,075

ENTERTAINMENT & LEISURE-5.1%
Time Warner, Inc.                                 3,400          147,050
Walt Disney Co.                                   8,400          613,200
                                                              -----------
                                                                 760,250

FOOD-1.3%
Campbell Soup Co.                                 4,000          185,500

HOUSEHOLD PRODUCTS-4.2%
Colgate-Palmolive Co.                             4,000          398,500
Johnson & Johnson Co.                             4,300          227,362
                                                              -----------
                                                                 625,862

PRINTING & PUBLISHING-3.5%
Gannett, Inc.                                     4,500          386,437
Scripps E.W. Co. Cl.A                             4,300          140,288
                                                              -----------
                                                                 526,725

RESTAURANTS & LODGING-5.6%
Marriot International, Inc.                       4,700          233,825
McDonald's Corp.                                  5,900          278,775
Wrigley (Wm) Jr. Co.                              5,500          321,062
                                                              -----------
                                                                 833,662

RETAILING-6.3%
Home Depot, Inc.                                  7,300          390,550
Kohl's Corp. (a)                                  4,500          190,688
Sears, Roebuck & Co.                              1,500           75,375
Wal-Mart Stores, Inc.                            10,300          287,112
                                                              -----------
                                                                 943,725

TOBACCO-2.8%
Philip Morris Cos., Inc.                          3,700          422,263
                                                              -----------
                                                               5,710,300

TECHNOLOGY-28.2%
COMPUTER HARDWARE-6.2%
COMPAQ Computer Corp. (a)                         4,700          360,137
Dell Computer Corp. (a)                           2,400          162,300
Hewlett-Packard Co.                               7,700          410,025
                                                              -----------
                                                                 932,462

COMPUTER SOFTWARE & SERVICES-7.7%
Cisco Systems, Inc. (a)                           6,900          332,063
First Data Corp.                                  3,800          128,725
Microsoft Corp. (a)                               6,800          623,475
Oracle Systems Corp. (a)                          1,700           65,556
                                                              -----------
                                                               1,149,819

ELECTRICAL EQUIPMENT-3.1%
General Electric Co.                              4,600          456,550

SEMI-CONDUCTORS & RELATED-7.0%
Intel Corp.                                       7,500        1,043,437

TELECOMMUNICATIONS-4.2%
AirTouch Communications, Inc. (a)                 5,300          121,900
Comcast Corp. Cl.A                                4,980           84,038
LIN Television Corp. (a)                          4,600          166,750
Lucent Technologies, Inc.                         2,000          105,500
Nokia Corp. (ADR) (b)                             2,600          151,450
                                                              -----------
                                                                 629,638
                                                              -----------
                                                               4,211,906


3



PORTFOLIO OF INVESTMENTS (CONTINUED)
FIDUCIARY MANAGEMENT ASSOCIATES - LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
FINANCIAL SERVICES-17.4%
BANKS-4.9%
First Bank System, Inc.                           2,000       $  146,000
Norwest Corp.                                    12,700          587,375
                                                             ------------
                                                                 733,375

BROKERAGE & MONEY MANAGEMENT-3.8%
Merrill Lynch & Co., Inc.                         5,200          446,550
Morgan Stanley Group, Inc.                        2,000          117,500
                                                             ------------
                                                                 564,050

FINANCE-7.8%
Citicorp                                          1,900          205,675
Federal National Mortgage Assn.                  15,200          549,100
MBNA Corp.                                       14,750          411,156
                                                             ------------
                                                               1,165,931

INSURANCE-0.9%
American International Group, Inc.                1,200          140,850
                                                             ------------
                                                               2,604,206

HEALTH CARE-11.5%
DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-11.5%
Abbott Laboratories                               4,500          252,563
Amgen, Inc. (a)                                   6,200          346,425


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
Medtronic, Inc.                                   2,400       $  149,400
Merck & Co., Inc.                                 6,500          547,625
Pfizer, Inc.                                      1,600          134,600
Schering-Plough Corp.                             4,000          291,000
                                                             ------------
                                                               1,721,613

ENERGY-1.1%
OIL & GAS SERVICES-1.1%
Baker Hughes, Inc.                                4,300          165,013

DIVERSIFIED-0.7%
Tyco International, Ltd.                          2,000          110,000
Total Common Stocks
  (cost $12,123,955)                                          14,523,038

COMMERCIAL PAPER-2.8%
Prudential Funding Corp.
  6.76%, 4/01/97
  (amortized cost $419,000)                        $419          419,000

TOTAL INVESTMENTS-99.9%
  (cost $12,542,955)                                          14,942,038
Other assets less liabilities-0.1%                                18,507

NET ASSETS-100%                                              $14,960,545


(a)  Non-income producing security
(b)  Country of origin--Finland.

     See notes to financial statements.


4



STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997 (UNAUDITED)
FIDUCIARY MANAGEMENT ASSOCIATES - LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $12,542,955)            $14,942,038
  Cash                                                                      467
  Dividends receivable                                                   18,262
  Receivable for investment securities sold                              16,447
  Total assets                                                       14,977,214

LIABILITIES
  Advisory fee payable                                                      715
  Accrued expenses                                                       15,954
  Total liabilities                                                      16,669

NET ASSETS                                                          $14,960,545

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                             $    12,500
  Additional paid-in capital                                         12,315,743
  Undistributed net investment income                                    20,122
  Accumulated net realized gain                                         213,097
  Net unrealized appreciation of investments                          2,399,083
                                                                    $14,960,545

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (based on 1,249,998 shares of beneficial interest outstanding)         $11.97


See notes to financial statements.


5



STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
FIDUCIARY MANAGEMENT ASSOCIATES - LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of dividend taxes withheld of $272)     $ 80,361
  Interest                                                  4,898    $   85,259

EXPENSES
  Advisory fee                                             45,102
  Custodian                                                29,886
  Trustees' fees                                           10,500
  Audit and legal                                           7,480
  Printing                                                  4,746
  Transfer agency                                             912
  Miscellaneous                                             1,988
  Total expenses                                          100,614
  Less: expenses waived and assumed by adviser
    (See Note B)                                          (38,164)
  Net expenses                                                           62,450
  Net investment income                                                  22,809

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                          221,501
  Net change in unrealized appreciation of investments                1,146,720
  Net gain on investments                                             1,368,221

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $1,391,030


See notes to financial statements.


6



STATEMENT OF CHANGES IN NET ASSETS
FIDUCIARY MANAGEMENT ASSOCIATES - LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   MAY 2,1996*
                                                   MARCH 31,1997        TO
                                                    (UNAUDITED)    SEP. 30,1996
                                                   -------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                             $    22,809    $    54,582
  Net realized gain on investment transactions          221,501        129,041
  Net change in unrealized appreciation of
    investments                                       1,146,720      1,252,363
  Net increase in net assets from operations          1,391,030      1,435,986

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (57,269)            -0-
  Net realized gain on investments                     (137,445)            -0-

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                        1,994,738     10,333,405
  Total increase                                      3,191,054     11,769,391

NET ASSETS
  Beginning of period                                11,769,491            100
  End of period (including undistributed net
    investment income of $20,122)                   $14,960,545    $11,769,491


*    Commencement of operations.
     See notes to financial statements.


7



NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)
FIDUCIARY MANAGEMENT ASSOCIATES - LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Fiduciary Management Associates - Large Capitalization Growth Portfolio (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to commencement of operations on May 2, 1996 the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares of common stock for the aggregate amount of $100 on April 18, 1996. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and ask price at the regular close of the New York Stock Exchange. Over the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. In determining fair value, consideration is given to cost, operating, and other financial data.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.


NOTE B: ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .65% of the average daily net assets of the Fund. The Advisor has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis .90 of 1% of average net assets. For the six months ended March 31, 1997, the reimbursement amounted to $38,164.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund. No such compensation was paid for the six months ended March 31, 1997.

Broker commissions paid on securities transactions for the six months ended March 31, 1997 amounted to $3,913, none of which was paid to affiliated brokers.


8



FIDUCIARY MANAGEMENT ASSOCIATES - LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $3,007,786 and $1,501,664, respectively, for the six months ended March 31, 1997. There were no purchases and $83,711 in sales of U.S. government or government agency obligations for the six months ended March 31, 1997. At March 31, 1997, the cost of securities for federal income tax purposes was $12,542,955. Accordingly, gross unrealized appreciation of investments was $2,559,889 and gross unrealized depreciation of investments was $160,806 resulting in net unrealized appreciation of $2,399,083.

NOTE D: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions in shares were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                  SIX MONTHS ENDED  MAY 2,1996*  SIX MONTHS ENDED  MAY 2,1996*
                     MARCH 31,1997       TO       MARCH 31,1997        TO
                      (UNAUDITED)  SEP. 30,1996    (UNAUDITED)    SEP. 30,1996
                     ------------  ------------  --------------  --------------
Shares sold              152,107     2,080,984      $1,818,553    $ 20,982,499
Shares issued in
  reinvestment of
  dividends and
  distributions           15,294            -0-        176,185              -0-
Shares redeemed               -0-     (998,387)             -0-    (10,649,094)
Net increase             167,401     1,082,597      $1,994,738    $ 10,333,405


*    Commencement of operations.


9



FINANCIAL HIGHLIGHTS
FIDUCIARY MANAGEMENT ASSOCIATES - LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX MONTHS ENDED  MAY 2,1996(A)
                                                  MARCH 31,1997        TO
                                                   (UNAUDITED)    SEP. 30,1996
                                                  --------------  -------------
Net asset value, beginning of period                  $10.87         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                    .02(b)         .05
Net realized and unrealized gain on investments         1.25            .82
Net increase in net asset value from operations         1.27            .87

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                    (.05)            -0-
Distributions from net realized gains                   (.12)            -0-
Total dividends and distributions                       (.17)            -0-
Net asset value, end of period                        $11.97         $10.87

TOTAL RETURN
Total investment return based on net asset value (c)   11.75%          8.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)            $14,961        $11,769
Ratios of average net assets of:
  Expenses, net of waivers/reimbursements (d)            .90%           .90%
  Expenses, before waivers/reimbursements (d)           2.49%          1.12%
  Net investment income (d)                              .33%           .72%
Portfolio turnover rate                                   12%            60%
Average commission rate                               $.0534         $.0641


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(d)  Annualized.


10



FIDUCIARY MANAGEMENT ASSOCIATES - LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

BOARD OF TRUSTEES
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALDEN M. STEWART, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the audit committee.


11